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                               SUPPLEMENT TO THE
                              SCHWAB MARKETMANAGER
                            PORTFOLIOSTM PROSPECTUS
                            DATED FEBRUARY 28, 1999.

The objective of this supplement is to notify shareholders of changes to the portfolio management of the Schwab MarketManager Portfolios effective February 29, 2000.

The following paragraph replaces the two paragraphs referencing Cynthia Liu and Jeffrey Mortimer contained in the "Portfolio Management" section on page 20 of the current prospectus.

JEFFREY MORTIMER, CFA, A VICE PRESIDENT OF THE INVESTMENT ADVISER, IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE SCHWAB MARKET MANAGER PORTFOLIOS. PRIOR TO JOINING THE FIRM IN OCTOBER 1997, HE WORKED FOR MORE THAN EIGHT YEARS IN ASSET ALLOCATION AND MANAGER SELECTION.

TF7439 (02/2000)